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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  February 27, 1998


                        Imagyn Medical Technologies, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                        1-11150                 98-0122944
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(State or other jurisdiction           (Commission             (IRS Employer
of incorporation or organization)      File Number)          Identification No.)


           5 Civic Plaza, Suite 100, Newport Beach, CA      92660
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            (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (714) 668-5858

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ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Effective February 27, 1998, Imagyn Medical Technologies, Inc. (the "Company") notified Ernst & Young LLP that the Company had elected to change independent auditors for the Company.

        The Company has retained Deloitte & Touche LLP to serve as its independent auditors to audit the financial statements of the Company. The change of independent auditors was approved by both the Audit Committee of the Board of Directors and the Board of Directors.

        During the Company's two most recent fiscal years and the subsequent interim period before the dismissal of Ernst & Young LLP, there have been no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Ernst & Young's satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its report. Ernst & Young's report on the Company's financial statements for the two most recent fiscal years did not contain any adverse opinion and was not qualified as to uncertainty, audit scope or accounting principles.

        In connection with the completion of the audit for the year ended March 31, 1997, Ernst & Young LLP informed the Company that certain material weaknesses in internal accounting control structure elements do not reduce to a relatively low level of risk the potential for errors or irregularities in amounts that would be material in relation to the consolidated financial statements occurring and not being detected in a timely manner by employees in the normal course of performing their assigned functions. Ernst & Young LLP suggested that the Company establish better controls over implementation of revenue recognition policies, particularly with respect to the introduction of new products; that the Company improve financial oversight of and controls over divisional operations and related party disbursements; and that the Company develop better controls over and documentation for non-routine data process entries. Ernst & Young acknowledged that some of the issues raised may have been based on isolated incidents that came to their attention and that some of the weaknesses may have resulted from the demands on the Company relating to the integration of a dozen business acquisitions during fiscal 1997, as well as other significant transactions occurring during the year.

        Management believes that during fiscal 1998 it has addressed the internal accounting control concerns raised by Ernst & Young LLP.

        Deloitte & Touche LLP's engagement is effective March 3, 1998. During the Company's two most recent fiscal years and the subsequent interim period before the engagement of Deloitte & Touche LLP, the Company has not consulted with Deloitte & Touche LLP on the application of accounting principles or practices, financial statement disclosure or prospective audit opinions or been provided any advice by Deloitte & Touche LLP, that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    EXHIBITS

        Exhibit No.                 Description
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
             16                     Letter of Ernst & Young LLP

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMAGYN MEDICAL TECHNOLOGIES, INC.

                                       By:         Michael A. Montevideo
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March 5, 1998                                    Senior Vice President and
                                                  Chief Financial Officer

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